UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): October 27, 2014

MV PORTFOLIOS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-54706	83-0483725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10752 Deerwood Park Blvd.
S. Waterview II, Suite 100
Jacksonville, FL 32256

(904) 586-8673

Copy to:
            Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference, LLP
61 Broadway, Suite 3200
New York, NY  10006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2014, MV Portfolios, Inc. (the “Company”) entered into a consulting agreement (the “Agreement”) with EraStar, Inc. (“EraStar”) pursuant to which EraStar shall advise the Company regarding investor communications, public relations, and other matters as set forth in the Agreement.  The Agreement shall have a term of 12 months and thereafter may be terminated by either party upon 30 days prior written notice.  In consideration for the services provided by EraStar, the Company agreed to: (i) pay EraStar a monthly fee of $25,000 per month during the term of the Agreement (ii) issue to EraStar 400,000 shares of the Company’s common stock (the “Shares”) and (iii) issue to EraStar 5 year warrants (collectively, the “Warrants”) to purchase an aggregate of 900,000 shares of common stock, of which one third shall have an exercise price of $0.50, one third shall have an exercise price of $1.00 and one third shall have an exercise price of $2.00.   The Company granted to EraStar “piggyback” registration rights allowing EraStar to require the Company to include the Shares and the shares of common stock issuable upon exercise of the Warrants with any primary or secondary registration statement filed by the Company (other than Forms S-4 or S-8).  The Warrants may be exercised for cash.

The foregoing summary of the terms of the Agreement and Warrants is subject to, and qualified in its entirety by, the Agreement and form of Warrant, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Form 8-K report is incorporated by reference into this Item 3.02.  The Company issued the Shares and Warrants in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are filed with this report:

Exhibit Number	Description
10.1	Consulting Agreement between MV Portfolios, Inc. and EraStar, Inc.
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 31, 2014

MV PORTFOLIOS, INC.

By:	/s/ Shea Ralph
Name: Shea Ralph
Title: Chief Financial Officer